FIRST QUARTER FY2024 EARNINGS FEBRUARY 1, 2024

2 SAFE HARBOR The information provided in this presentation may include forward-looking statements relating to future events or the future financial performance of the Company. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “aims”, “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Company and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements relating to the Company may be found in the Company’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Company does not undertake any obligation to update forward-looking statements contained in this presentation.

3 KEY THEMES FOR TODAY THREE PILLAR DIGITAL GROWTH STRATEGY1 2 FIRST QUARTER 2024 RESULTS 3 WELL-POSITIONED TO DRIVE VALUE FOR STAKEHOLDERS

4 LEE’S STRATEGY FOR DIGITAL TRANSFORMATION: THE THREE PILLARS LEE IS RAPIDLY TRANSFORMING FROM A PRINT-CENTRIC TO A DIGITAL-CENTRIC COMPANY PILLAR 1 Expand our audience by providing compelling local content PILLAR 2 Accelerate digital subscription growth PILLAR 3 Diversify and expand offerings for local advertisers Lee expects the Three Pillar Digital Growth Strategy to drive more than $450 million of digital revenue within five years, resulting in a business that is sustainable and vibrant from solely our digital products

STRATEGY IS PRODUCING INDUSTRY-LEADING DIGITAL GROWTH

Digital Sub Revenue Growth Leads Industry

$68M LTM Digital Sub Revenue

Industry-leading 53% YOY[1] LTM growth

Sep 2023 3-Year CAGR


47%
25%
22%
Lee
Gannett
NY Times

Digital Agency Revenue Growth Leads Industry

$91M LTM Amplified Revenue

Industry-leading 11% YOY[1] LTM growth

Sep 2023 3-Year CAGR


50%
7%
4%
Lee
Gannett
TownSquare

Total Digital Revenue Growing Significantly

$279M LTM Total Digital Revenue

Total Digital Revenue up 13% YOY[1] LTM

LTM Dec FY24 YOY


$249M
$279M
LTM Dec '23
LTM Dec '24

[1] Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets.

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6 STRATEGY IS TRANSFORMING THE COMPOSITION OF REVENUE Expected to reach inflection point in back half of FY2024 Prior to launch of Three Pillar Digital Growth Strategy Industry-leading digital revenue growth is transforming the mix of revenue FY2020 Q1 FY2024 R E V E N U E M IX % Digital 7% 21% 46%

7 KEY THEMES FOR TODAY THREE PILLAR DIGITAL GROWTH STRATEGY1 2 FIRST QUARTER 2024 RESULTS 3 WELL-POSITIONED TO DRIVE VALUE FOR STAKEHOLDERS

FIRST QUARTER 2024 RESULTS

Q1 Revenue

Total Digital Revenue $71M, +11% YOY on a Same-store basis[1]

- Digital subscription revenue $19M, +60%[1]
- Digital advertising revenue $46M, -1%[1]
    - Amplified Digital® revenue $21M, +4%[1]

Total Print Revenue $85M, -24%[1]

Total Operating Revenue $156M, -11%[1]

Q1 Cash Costs[2]

- Total Cash Costs $139M, -18%

Q1 Adjusted EBITDA[2]

- Adjusted EBITDA $19M, +6%

- Adj. EBITDA growth
- Continued digital revenue growth
- Strong cost control of legacy business
- Investments to drive digital transformation

[1] Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets.
[2] Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix.

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9 LEE EXPECTS TO BE SUSTAINABLE WITHOUT RELIANCE ON PRINT IN 5 YEARS Scaling digital business can sustain long-term outlook Key Transformation Priorities: • Maximize the monetization of O&O products • Retain and grow spending from local advertising partners • Increase ARPU with local advertisers through Amplified • Acquire and retain strategic top agency accounts • Maximize subscription and revenue opportunities in our vast addressable market • Invest and create local content that drives engagement Q1 FY24 Digital Revenue $71M Digital Direct Costs(1) $20M Digital Direct Margin(2) $51M Margin % 72% (1) Digital Direct Costs is a non-GAAP performance measure that includes Cost of Goods Sold (“COGS”) directly tied to digital products. Digital Direct Costs excludes all Selling, General, and Administrative (“SG&A”) costs. (2) Digital Direct Margin is a non-GAAP performance measure calculated as Digital Revenue less Digital Direct Costs. DIGITAL REVENUE, DIRECT COSTS, DIRECT MARGIN

10 STRONG TRACK RECORD OF SUSTAINABLE COST MANAGEMENT KEY TAKEAWAYS • Proficient in driving efficiencies • Current base of $237M of direct costs associated with our legacy revenue streams that will be managed with associated revenue trends • Ongoing initiatives aimed at optimizing manufacturing, distribution, and corporate services • Thoughtful investments in digital future • Significant investments made in talent and technology to fund successful execution of three-pillar strategy • Acquisition and retention of top talent focused on digital subscriber growth and expanding reach of Amplified Digital® • Increase in digital COGS driven by rapid growth in digital revenue $1.0B $705M $693M $615M 2017 2020 2022 2023 Total Cash Costs(1) Managing legacy business & investing in digital future (1) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix. $615M $570- 590M $45-65M $20M

11 Q2 2020 Q1 2024 DIGITAL TRANSFORMATION: STRENGTHENED BALANCE SHEET • $122M debt reduction since refinancing in March 2020 • Favorable credit agreement with Berkshire Hathaway • 25-year runway w/ no breakage costs or prepayment penalties • Fixed annual interest rate, no financial performance covenants and no fixed amortization • Pension plans now frozen and fully funded in the aggregate with no material pension contributions expected in 2024 • Asset sales of $2M in the quarter • Identified approximately $25M of noncore assets to monetize Achieve long-term leverage target of under 2.5x $576M $454M Significant Gross Debt Reduction

12 2024 OUTLOOK (UNCHANGED) 2023 2024 Outlook Total Digital Revenue $273M $310-$330M YoY(1) 14% 13% to 21% Digital-only subscribers 721,000 771,000 YoY 37% 7% Cash Costs(2) $615M $570-$590M YoY -11% -4% to -7% Adjusted EBITDA(2) $85M $83-$90M YoY -11% -3% to 6% (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. (2) Adjusted EBITDA and Cash Costs are non-GAAP financial measures. See appendix.

13 KEY THEMES FOR TODAY THREE PILLAR DIGITAL GROWTH STRATEGY1 2 FIRST QUARTER 2024 RESULTS 3 WELL-POSITIONED TO DRIVE VALUE FOR STAKEHOLDERS

14 LEE INVESTMENT THESIS WE BELIEVE OUR THREE PILLAR DIGITAL GROWTH STRATEGY WILL CREATE SUBSTANTIAL VALUE: Increased Shareholder Value Enhanced cash generation Debt reduction drives shareholder value Multiple expansion fueled by increased recurring, high-margin digital revenue Continued Debt Reduction & Strengthened Balance Sheet Expect to reach <2.5x leverage target within five years Execute Three Pillar Digital Growth Strategy Generate long-term sustainable digital revenue growth, margin expansion, and strong free cash flow

16 NON-GAAP RECONCILIATION The Company uses non-GAAP financial performance measures to supplement the financial information presented on a U.S. GAAP basis. These non-GAAP financial measures, which may not be comparable to similarly titled measures reported by other companies, should not be considered in isolation from or as a substitute for the related U.S. GAAP measures and should be read together with financial information presented on a U.S. GAAP basis. The Company defines its non-GAAP measures as follows: Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non-cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non-cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. Direct Costs is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates operating costs that directly support revenue. Depreciation and amortization, assets loss (gain) on sales, impairments and other, net, other non-cash operating expenses, Selling, General, and Administrative (“SG&A”) compensation and SG&A other operating expenses are excluded. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Management’s Use of Non-GAAP Measures These Non-GAAP Measures are not measurements of financial performance under U.S. GAAP and should not be considered in isolation or as an alternative to income from operations, net income (loss), revenues, or any other measure of performance or liquidity derived in accordance with U.S. GAAP. We believe these non-GAAP financial measures, as we have defined them, are helpful in identifying trends in our day-to-day performance because the items excluded have little or no significance on our day-to-day operations. These measures provide an assessment of controllable expenses and afford management the ability to make decisions which are expected to facilitate meeting current financial goals as well as achieve optimal financial performance. We use these Non-GAAP measures of our day-to-day operating performance, which is evidenced by the publishing and delivery of news and other media and excludes certain expenses that may not be indicative of our day-to-day business operating results. Limitations of Non-GAAP Measures Each of our non-GAAP measures have limitations as analytical tools. They should not be viewed in isolation or as a substitute for U.S. GAAP measures of earnings. Material limitations in making the adjustments to our earnings to calculate Adjusted EBITDA using these non-GAAP financial measures as compared to U.S. GAAP net income (loss) include: the cash portion of interest / financing expense, income tax (benefit) provision, and charges related to asset impairments, which may significantly affect our financial results. Management believes these items are important in evaluating our performance, results of operations, and financial position. We use non-GAAP financial measures to supplement our U.S. GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.

17 QUARTERLY REVENUE COMPOSITION (1) Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the current period, excluding exited operations. Exited operations include (1) business divestitures and (2) the elimination of stand-alone print products discontinued within our markets. Same-store revenue trends are displayed for year-over-year comparisons. (2) Total Digital Revenue is defined as digital advertising and marketing services revenue (including Amplified), digital-only subscription revenue and digital services revenue. Rounding – Items may not foot due to rounding. (Millions of Dollars) Q1 FY2023 Q2 FY2023 Q3 FY2023 Q4 FY2023 FY 2023 Q1 FY2024 Digital Advertising and Marketing Services 47.7 46.3 49.9 49.3 193.2 46.5 YoY (1) 11.3% 6.2% 7.8% 1.1% 6.4% -1.3% Digital Only Subscription Revenue 12.3 14.0 15.7 18.7 60.7 19.5 YoY (1) 56.2% 38.7% 43.3% 67.5% 51.4% 60.2% Digital Services Revenue 4.7 4.8 4.9 5.0 19.4 5.0 YoY (1) 2.2% 2.1% 12.6% 15.3% 7.8% 4.9% Total Digital Revenue(2) 64.8 65.0 70.5 73.0 273.2 70.9 YoY (1) 16.9% 11.5% 14.4% 13.6% 14.1% 10.8% % of Total Revenue 35.0% 38.1% 41.1% 44.5% 39.5% 45.5% Print Advertising Revenue 41.8 31.5 29.2 23.3 125.8 24.4 YoY (1) -24.3% -23.2% -26.9% -30.2% -26.0% -28.2% Print Subscription Revenue 67.4 64.6 61.8 58.8 252.6 51.9 YoY (1) -15.4% -16.3% -20.7% -25.0% -19.3% -22.5% Other Print Revenue 11.1 9.6 9.8 9.0 39.5 8.5 YoY (1) -2.2% -6.7% -8.3% -14.8% -7.9% -22.8% Total Print Revenue 120.3 105.7 100.8 91.1 417.9 84.8 YoY (1) -17.2% -17.5% -21.4% -25.5% -20.3% -24.2% Total Revenue 185.1 170.7 171.3 164.0 691.1 155.7 YoY (1) -7.4% -8.2% -9.6% -12.1% -9.3% -11.5%

18 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Adjusted EBITDA is a non-GAAP financial performance measure that enhances financial statement users’ overall understanding of the operating performance of the Company. The measure isolates unusual, infrequent or non- cash transactions from the operating performance of the business. This allows users to easily compare operating performance among various fiscal periods and how management measures the performance of the business. This measure also provides users with a benchmark that can be used when forecasting future operating performance of the Company that excludes unusual, nonrecurring or one time transactions. Adjusted EBITDA is a component of the calculation used by stockholders and analysts to determine the value of our business when using the market approach, which applies a market multiple to financial metrics. It is also a measure used to calculate the leverage ratio of the Company, which is a key financial ratio monitored and used by the Company and its investors. Adjusted EBITDA is defined as net income (loss), plus non-operating expenses, income tax expense, depreciation and amortization, assets loss (gain) on sales, impairments and other, restructuring costs and other, stock compensation and our 50% share of EBITDA from TNI and MNI, minus equity in earnings of TNI and MNI. TNI and MNI – TNI refers to TNI Partners publishing operations in Tucson, AZ. MNI refers to Madison Newspapers, Inc. publishing operations in Madison, WI. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q1 FY2024 Net Income 1.2 Adjusted to exclude Income tax expense 0.2 Non-operating expenses, net 6.4 Equity in earnings of TNI and MNI (1.5) Depreciation and amortization 7.3 Restructuring costs and other 4.3 Assets gain on sales, impairments and other, net (1.5) Stock compensation 0.2 Add Ownership share of TNI and MNI EBITDA (50%) 2.1 Adjusted EBITDA 18.6

19 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES Cash Costs represent a non-GAAP financial performance measure of operating expenses which are measured on an accrual basis and settled in cash. This measure is useful to investors in understanding the components of the Company’s cash-settled operating costs. Periodically, the Company provides forward-looking guidance of Cash Costs, which can be used by financial statement users to assess the Company's ability to manage and control its operating cost structure. Cash Costs are defined as compensation, newsprint and ink and other operating expenses. Depreciation and amortization, assets loss (gain) on sales, impairments and other, other non- cash operating expenses and other expenses are excluded. Cash Costs also exclude restructuring costs and other, which are typically paid in cash. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q1 FY2024 Q1 FY2023 Operating Expenses 149.4 175.6 Adjusted to exclude Depreciation and amortization 7.3 7.9 Assets gain on sales, impairments and other, net (1.5) (2.6) Restructuring costs and other 4.3 0.6 Cash Costs 139.3 169.7

SAME-STORE NON-GAAP REVENUE RECONCILIATION[1]

(Millions of Dollars)	Q1 FY2024	Q1 FY2023	$ Variance	% Variance
Print Advertising Revenue	24.4	41.8	(17.4)	-41.6%
Exited operations	(0.1)	(7.9)		
Same-store, Print Advertising Revenue	24.4	33.9	(9.6)	-28.2%
Digital Advertising Revenue	46.5	47.7	(1.3)	-2.7%
Exited operations	(0.1)	(0.8)		
Same-store, Digital Advertising Revenue	46.4	47.0	(0.6)	-1.3%
Total Advertising Revenue	70.9	89.6	(8.4)	-20.9%
Exited operations	(0.2)	(8.7)		
Same-store, Total Advertising Revenue	70.7	80.9	(10.2)	-12.6%

(Millions of Dollars)	Q1 FY2024	Q1 FY2023	$ Variance	% Variance
Print Subscription Revenue	51.9	67.4	(15.5)	-23.0%
Exited operations	(0.2)	(0.7)		
Same-store, Print Subscription Revenue	51.7	66.7	(15.0)	-22.5%
Digital Subscription Revenue	19.5	12.3	7.1	57.9%
Exited operations	(0.1)	(0.2)		
Same-store, Digital Subscription Revenue	19.4	12.1	7.3	60.2%
Total Subscription Revenue	71.3	79.7	(8.4)	-10.5%
Exited operations	(0.3)	(0.9)		
Same-store, Total Subscription Revenue	71.1	78.8	(7.7)	-9.8%

(Millions of Dollars)	Q1 FY2024	Q1 FY2023	$ Variance	% Variance
Print Other Revenue	8.5	11.1	(2.6)	-23.6%
Exited operations	(0.0)	(0.1)		
Same-store, Print Other Revenue	8.5	11.0	(2.5)	-22.8%
Digital Other Revenue	5.0	4.7	0.2	4.9%
Exited operations	--	--		
Same-store, Digital Other Revenue	5.0	4.7	0.2	4.9%
Total Other Revenue	13.5	15.8	(2.4)	-15.1%
Exited operations	(0.0)	(0.1)		
Same-store, Total Other Revenue	13.5	15.7	(2.3)	-14.5%

(Millions of Dollars)	Q1 FY2024	Q1 FY2023	$ Variance	% Variance
Total Operating Revenue	155.7	185.1	(29.4)	-15.9%
Exited operations	(0.4)	(9.7)		
Same-store, Total Operating Revenue	155.2	175.4	(20.1)	-11.5%

[1] Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets.

Rounding – Items may not foot due to rounding.

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SAME-STORE NON-GAAP REVENUE RECONCILIATION[1]

(Millions of Dollars)	FY2023	FY2022	$ Variance	% Variance
Print Advertising Revenue	125.8	185.0	(59.2)	-32.0%
Exited operations	(14.6)	(34.8)		
Same-store, Print Advertising Revenue	111.2	150.2	(39.0)	-26.0%
Digital Advertising Revenue	193.2	181.5	11.7	6.5%
Exited operations	(1.1)	(1.0)		
Same-store, Digital Advertising Revenue	192.1	180.5	11.6	6.4%
Total Advertising Revenue	319.0	366.4	(47.5)	-12.9%
Exited operations	(15.7)	(35.7)		
Same-store, Total Advertising Revenue	303.3	330.7	(27.4)	-8.3%

(Millions of Dollars)	FY2023	FY2022	$ Variance	% Variance
Print Subscription Revenue	252.6	313.5	(60.9)	-19.4%
Exited operations	(0.4)	(0.8)		
Same-store, Print Subscription Revenue	252.2	312.7	(60.5)	-19.3%
Digital Subscription Revenue	60.7	40.1	20.6	51.3%
Exited operations	(0.2)	(0.1)		
Same-store, Digital Subscription Revenue	60.5	40.0	20.6	51.4%
Total Subscription Revenue	313.3	353.6	(40.3)	-11.4%
Exited operations	(0.5)	(1.0)		
Same-store, Total Subscription Revenue	312.7	352.6	(39.9)	-11.3%

(Millions of Dollars)	FY2023	FY2022	$ Variance	% Variance
Print Other Revenue	39.5	43.0	(3.5)	-8.0%
Exited operations	(0.0)	(0.1)		
Same-store, Print Other Revenue	39.5	42.9	(3.4)	-7.9%
Digital Other Revenue	19.4	18.0	1.4	7.8%
Exited operations	--	--		
Same-store, Digital Other Revenue	19.4	18.0	1.4	7.8%
Total Other Revenue	58.9	60.9	(2.0)	-3.4%
Exited operations	(0.0)	(0.1)		
Same-store, Total Other Revenue	58.9	60.8	(2.0)	-3.2%

(Millions of Dollars)	FY2023	FY2022	$ Variance	% Variance
Total Operating Revenue	691.1	781.0	(89.8)	-11.5%
Exited operations	(16.2)	(36.8)		
Same-store, Total Operating Revenue	674.9	744.2	(69.3)	-9.3%

[1] Same-store revenues is a non-GAAP performance measure based on U.S. GAAP revenues for Lee for the periods presented, excluding exited operations. Exited operations include (1) businesses divested and (2) the elimination of stand-alone print products discontinued within our markets.

Rounding – Items may not foot due to rounding.

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22 DIRECT COSTS RECONCILIATION (Millions of Dollars) Q1 FY24 Operating expenses 149.4 Adjusted to exclude Depreciation and amortization 7.3 Assets gain on sales, impairments and other, net (1.5) Restructuring costs and other 4.3 Selling, General, and Administrative compensation 43.9 Selling, General, and Administrative other operating expenses 27.2 Direct Costs 68.1 Direct Costs is a non-GAAP financial performance measure that enhances financial statement users overall understanding of the operating performance of the Company. The measure isolates operating costs that directly support revenue. Depreciation and amortization, assets loss (gain) on sales, impairments and other, net, other non-cash operating expenses, Selling, General, and Administrative (“SG&A”) compensation and SG&A other operating expenses are excluded. Rounding – Items may not visually foot due to rounding. (Millions of Dollars) Q1 FY24 Print Direct Costs 48.5 Digital Direct Costs 19.7 Total Direct Costs 68.1